Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the period ended December 31, 2009 as filed with the Securities and Exchange Commission (the “Report”) by Earth Search Sciences, Inc. (the “Registrant”), I, Luis F. Lugo, Principal Executive Officer of the Registrant, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

Dated: February 16, 2010	/s/ Larry Vance
Larry Vance
Principal Executive Officer